                                                                   EXHIBIT 10.39


                                 FIFTH AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT


          FIFTH AMENDMENT, dated as of October 31, 1998 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 2, 1998, among BRUNO'S, INC., an Alabama corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks"), THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent") for the Banks, and THE CIT GROUP/BUSINESS CREDIT, INC. and FIRST UNION NATIONAL BANK, as Co-Agents.

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Co-Agents are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1998, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of March 5, 1998, the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 25, 1998, the Third Amendment to Revolving Credit and Guaranty Agreement dated as of April 21, 1998 and the Fourth Amendment to Revolving Credit and Guaranty Agreement dated as of July 31, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement");

          WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

               1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

               2. Section 6.04 of the Credit Agreement is hereby amended to read in its entirety as follows:


                    "Capital Expenditures. Make Capital Expenditures (x) in an aggregate amount in excess of $65,000,000 for the fiscal year ending January 30, 1999 (in accordance with and as described in Schedule 6.04) or (y) during any fiscal quarter ending on each of the dates listed below, in an aggregate amount in excess of the amount specified opposite such date:





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
                                                      Capital
                         Quarter Ending             Expenditures
                         --------------             ------------

                         May 1, 1999                 $13,355,000
                         July 31, 1999                12,580,000
                         October 30, 1999             14,855,000
                         January 29, 2000              8,180,000

               If the amount that is expended for Capital Expenditures during any of the fiscal quarters appearing in the table set forth above is less than the permitted amount thereof for such fiscal quarter, 100% of the unused portion thereof may be carried over to and expended in the succeeding fiscal quarters in addition to the amounts that are otherwise permitted to be expended in such succeeding fiscal quarters."

               3.   Section 6.05 of the Credit Agreement is hereby amended by
          (x) deleting the designation "(a)" appearing in the first line thereof, (y) deleting subsection (b) thereof in its entirety and (z) restating the portion of the table appearing therein that begins with the line "October 31, 1998" to read in its entirety (together with the sentence appearing below) as follows:

                           "Period Ending                    EBITDA
                           --------------                    ------

                           October 31, 1998                  $ 8,000,000
                           November 28, 1998                   9,800,000
                           December 26, 1998                  12,000,000
                           January 30, 1999                   13,800,000
                           February 27, 1999                  15,900,000
                           March 27, 1999                     18,000,000
                           May 1, 1999                        20,600,000
                           May 29, 1999                       22,500,000
                           June 26, 1999                      24,300,000
                           July 31, 1999                      26,600,000
                           August 28, 1999                    28,200,000
                           September 25, 1999                 29,900,000
                           October 30, 1999                   32,000,000
                           November 27, 1999                  34,600,000
                           December 25, 1999                  37,200,000
                           January 29, 2000                   40,400,000

               In addition, the Borrower shall not permit EBITDA for any of the above periods ending on or after October 31, 1998 to be negative."



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          4.   This Amendment shall not become effective until the date (the
"Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and Banks constituting the Required Banks, and the Agent shall have received evidence satisfactory to it of such execution.

          5.   The Borrower agrees that its obligations set forth in Section
10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

          6. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          8. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                            BORROWER:

                                            BRUNO'S, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer



                                            GUARANTORS:

                                            PWS HOLDING CORPORATION

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer


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                                            FOOD MAX OF MISSISSIPPI, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            A.F. STORES, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            BR AIR, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            FOOD MAX OF GEORGIA, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            FOOD MAX OF TENNESSEE, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            FOODMAX, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            LAKESHORE FOODS, INC.

                                            By: /s/ Walter M. Grant
                                                -------------------
                                            Title: Secretary


                                            BRUNO'S FOOD STORES, INC.


                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            GEORGIA SALES COMPANY

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer


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                                            SSS ENTERPRISES, INC.

                                            By: /s/ John Stakel
                                                ---------------
                                            Title: Vice President/Treasurer

                                            THE CHASE MANHATTAN BANK,
                                              INDIVIDUALLY AND AS AGENT

                                            By: /s/ Norma C. Corio
                                                ------------------
                                            Title: Managing Director

                                            THE CIT GROUP/BUSINESS CREDIT,
                                            INC., INDIVIDUALLY AND AS CO-AGENT

                                            By: /s/ Christopher Hill
                                                --------------------
                                            Title: Assistant Vice President


                                            FIRST UNION NATIONAL BANK,
                                            INDIVIDUALLY AND AS CO-AGENT

                                            By: /s/ Julie Bouhuys
                                                -----------------
                                            Title: Senior Vice President


                                            FOOTHILL CAPITAL CORPORATION

                                            By: /s/ Victor Barwig
                                                -----------------
                                            Title: Vice President


                                            BNY FINANCIAL CORPORATION

                                            By: /s/ S. Cirelli
                                                --------------
                                            Title: Senior Vice President



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                                   THE TRAVELERS INSURANCE COMPANY

                                   By: /s/ A.W. Carnduff
                                       -----------------
                                   Title: Second Vice President


                                   BHF-BANK AKTIENGESELLSCHAFT

                                   By: /s/ Thomas J. Scifo
                                       -------------------
                                   Title: Assistant Vice President

                                   By: /s/ John Sykes
                                       --------------
                                   Title: Vice President


                                   BANKAMERICA BUSINESS CREDIT, INC.

                                   By: /s/ Ira A. Mermelstein
                                       ----------------------
                                   Title: Vice President

                                   CREDIT AGRICOLE INDOSUEZ

                                   By: /s/ Dean Balice
                                       ---------------
                                   Title: Senior Vice President

                                   By: /s/ David Bouhl
                                       ---------------
                                   Title: First Vice President

                                   IBJ SCHRODER BUSINESS CREDIT CORPORATION

                                   By: /s/ Wing C. Louie
                                       -----------------
                                   Title: Vice President

                                   LASALLE BUSINESS CREDIT, INC.

                                   By:
                                       ------------------
                                   Title:




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                                   JACKSON NATIONAL LIFE
                                          INSURANCE COMPANY
                                   BY: PPM FINANCE, INC.,
                                          Attorney-in-Fact

                                   By: /s/ James Gurgone
                                       -----------------
                                   Title: Vice President

                                   DIME COMMERCIAL CORP.

                                   By: /s/ Robert Love
                                       ---------------
                                   Title: Vice President

                                   RABOBANK NEDERLAND, NEW YORK BRANCH

                                   By:
                                        -------------------------
                                   Title:

                                   By:
                                        -------------------------
                                   Title:














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